                             OCC ACCUMULATION TRUST

                              o MID CAP PORTFOLIO
                                 ANNUAL REPORT
                                      1999

                                                              MANAGED BY
                                                                [LOGO]
                                                            OpCap ADVISORS

                             OCC ACCUMULATION TRUST
                                   MANAGED BY

                                     [LOGO]
                                 OpCap ADVISORS

                               1999 ANNUAL REPORT

The stock market in 1999 was characterized by two contradictory trends: the rapid price escalation of many technology stocks, especially those associated with e-commerce and the Internet, and a widespread malaise among stocks in most other industry sectors. The Standard & Poor's 500 Index (the "S&P 500") rose 21.0% during the year, returning more than 20% for a record fifth consecutive year. However, this performance distorted the overall direction of the market. Without its technology stock component, the S&P 500 would have been down 1% in 1999. In fact, approximately 60% of the stocks on the New York Stock Exchange declined in price during the year.

The year was especially challenging for value investors such as ourselves. Quality companies with strong competitive positions, high cash flow and favorable earnings prospects--the types of companies in which we invest generally did very well. The stocks of these companies, however, were out of favor, trailing the market indexes by a wide margin. As a result, our investment returns generally fell short of our benchmarks in 1999.

We have always been thoughtful in our value style to give consideration to companies across the breadth of the market, including technology companies. In fact, we did well with several technology investments during the past year, including Computer Associates and Motorola in the United States and Ericsson and Alcatel in Europe. However, in the current ebullient market for technology stocks, it has become increasingly difficult to find value in the sector.

Regardless of whether the current technology stock craze turns out to be a bubble that bursts, the technology industry is growing rapidly and creating enormous economic wealth. Our challenge as value investors, therefore, is to identify solid companies that stand to benefit from this growth.

At OpCap Advisors, we continue to invest in our people and our operation to ensure we have the necessary resources to meet this challenge. Our firm has moved aggressively to hire additional investment personnel and has made important reallocations of people and resources to best apply investment skills not only to technology stocks, but to other industry sectors as well. We have established "sector" groups, involving the integration of our domestic and international analysts, to ensure timely and complete coverage of investment opportunities wherever they may exist.

By remaining disciplined in our value style, and taking the necessary actions to keep pace with an ever-evolving stock market, we are focused on delivering excellent long-term investment results without taking large risks. We believe many of the stocks we own are significantly undervalued, providing opportunities for substantial profits as undervalued securities of financially solid, growing companies return to favor.

As the new year begins, the U.S. economy remains strong, perhaps too strong, and there are indications of excessive optimism in the stock market. Inflation has been kept low for the past several years by an internationally competitive environment, major improvements in technology, corporate mergers and restructurings, and low inflation expectations. Recently, however, some of these factors have reversed. Commodity prices have rebounded strongly, while energy and import prices are on the rise. These factors suggest to us that inflationary pressures could increase somewhat in the months ahead and that the Federal Reserve is likely to raise interest rates further, on top of the four rate increases implemented since June 1999. We believe these conditions will favor our value style of investing, which emphasizes companies that can generate a high level of cash flow throughout the economic cycle.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO

The Mid Cap Portfolio provided a total return of 21.6% in 1999. The Portfolio invests in companies with stock market capitalizations (the total market value of a company's common shares outstanding) between $500 million and $5 billion at time of purchase. Its 1999 performance compared with a 26.6% return for the Wilshire Midcap 750 Index with dividends included (the "Wilshire 750"). The Wilshire 750 is an unmanaged index of 750 mid-sized corporations weighted by market capitalization.

The Portfolio's return of 16.2% in the second half of 1999 compared with 14.4% for the Wilshire 750. From inception on February 9, 1998 through December 31, 1999, the Portfolio provided an average annual total return of 10.0% compared with 16.3% for the Wilshire 750. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not other charges imposed by the Variable Accounts.

In managing the Portfolio, we seek to generate excellent long-term results with below-market risk by investing in mid cap companies with superior fundamentals and inexpensive valuations. As a group, the mid cap stocks owned by the Portfolio produce the same or better earnings growth and return on equity as the broad mid cap indexes, yet their average valuations are lower. We believe this combination of strong fundamentals and cheaper valuations will lead to higher share prices over time.

Emmis Communications, one of the Portfolio's 10 largest holdings, contributed significantly to performance during the second half of 1999. Emmis is a major broadcasting company focused on radio and television operations in large media markets. Despite one of the industry's best operating records, including strong revenue and earnings performance, until recently Emmis had inexplicably been one of the cheapest stocks in the radio sector. That is now changing, as several developments have helped drive the stock's recent robust performance. The surge in demand for airtime by Internet companies allows Emmis to increase prices and the amount of airtime sold out in advance as traditional advertisers fear being locked out. Increasing prices of network television are also driving advertisers to seek cheaper alternatives in local television and radio airtime. In addition, Liberty Media, the communications and broadcasting conglomerate controlled by John Malone, purchased a 14% stake in Emmis in October, offering the prospect of increased creative collaboration between Emmis and Liberty. The sale to Liberty and a subsequent stock offering raised close to $400 million, which Emmis will use to participate in the ongoing consolidation of the radio and television industry.

WPP Group was another of our strong performers in 1999. WPP is one of the world's largest advertising and marketing communications companies and, like Emmis, is benefiting from growth in advertising demand. Moreover, management continues to execute strongly in both margin improvement and renewed strength in new account wins. Reflecting the company's excellent business performance, the share price more than doubled in 1999.

During the past six months, we established a position in Bob Evans Farms, a leading family restaurant chain, after the stock price fell in reaction to a slowing of same-store sales. We believe this slowing has already reversed itself. We also believe the market may have missed the non-recurring nature of one-time new product launch expenses. The company has been proactive in taking measures to increase profitability, including introducing new menu items, expanding its take-out offerings, opening new restaurants and increasing prices over time. Other new positions in the second half of 1999, included SFX Entertainment (a live entertainment event promoter and sports agency) and W.W. Grainger (distributor of maintenance, repair and operating supplies). In addition, we received stock in Huttig Building Products, the leading wholesale building products distributor, in a spin-off from Crane Co., one of our holdings. We sold Huttig Building Products shortly after the end of the year because the company's capitalization falls below the Portfolio's mid cap guidelines.

At December 31, 1999, the Portfolio's net assets were invested 88.8% in common stocks and 12.6% in short-term investments. The Portfolio's five largest equity holdings were Applied Power, the largest contract manufacturer of electronic enclosures, as well as a diversified global producer of tools, equipment and systems, representing 4.3% of the Portfolio's net assets; Parker-Hannifin, a worldwide manufacturer of motion control and fluid processing products for industrial and aerospace markets, 4.2% of net assets; Carlisle Companies, a multi-industry manufacturing company, 4.1% of net assets; Teva Pharmaceutical, an Israeli pharmaceutical company, 4.1% of net assets; and Anadarko Petroleum, an oil and gas exploration and production company, 3.6% of net assets.

The Portfolio's top five industry positions at the end of December were: electronics, representing 20.5% of the Portfolio's net assets; insurance, 12.0% of net assets; advertising, 7.6% of net assets; manufacturing, 7.2% of net assets; and media/broadcasting, 6.2% of net assets.

                   OCC ACCUMULATION TRUST--MID CAP PORTFOLIO
            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
           THE PORTFOLIO AND THE WILSHIRE MID CAP 750 UNIVERSE INDEX+
                        PERIODS ENDED DECEMBER 31, 1999

                            [LINE CHART APPEARS HERE]


    AVERAGE ANNUAL TOTAL RETURN

1 YEAR           SINCE FEBRUARY 2, 1998*
 21.6%                  10.0%

                         2/9/98         12/31/98       12/31/99
                         ------         --------       --------

Mid Cap Portfolio        10,190.00      9,838.46       11,967.04

Wilshire MidCap 750
Universe Index           10,407.00     10,164.00       12,870.27


The performance graph does not reflect charges imposed by the Variable Accounts. Past performance is not predictive of future performance
Assumes reinvestment of all dividends and distributions

+ The Wilshire MidCap 750 Universe Index is an unmanaged index that is not available for direct investment. It includes reinvested dividends.
* Portfolio's inception

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999

   SHARES                                                                                               VALUE
------------                                                                                         ------------
              COMMON STOCK -- 88.8%
              ADVERTISING -- 7.6%
      1,650   Lamar Advertising Co.*...............................................................   $   99,928
      2,250   WPP Group plc ADR....................................................................      187,031
      1,700   Young & Rubicam, Inc.................................................................      120,275
                                                                                                      ----------
                                                                                                         407,234
                                                                                                      ----------

              COMPUTER SERVICES -- 2.4%
      2,550   Sabre Group Holdings, Inc.*..........................................................      130,688
                                                                                                      ----------

              CONGLOMERATES -- 2.6%
      3,400   PerkinElmer, Inc.....................................................................      141,737
                                                                                                      ----------

              CONSUMER PRODUCTS -- 2.8%
      4,650   Avon Products, Inc...................................................................      153,450
                                                                                                      ----------

              CONTAINERS -- 1.4%
      5,700   American National Can Group, Inc.....................................................       74,100
                                                                                                      ----------

              DRUGS & MEDICAL PRODUCTS -- 4.1%
      3,050   Teva Pharmaceutical Industries Ltd. ADR..............................................      218,647
                                                                                                      ----------

              ELECTRONICS -- 20.5%
      6,300   Applied Power, Inc...................................................................      231,525
      6,700   Arrow Electronics, Inc.*.............................................................      170,013
      2,300   Avnet, Inc...........................................................................      139,150
      1,600   Flextronics International Ltd.*......................................................       73,600
      5,100   General Semiconductor, Inc.*.........................................................       72,356
        800   Jabil Circuit, Inc.*.................................................................       58,400
      2,300   Molex, Inc...........................................................................      130,381
      4,400   Parker-Hannifin Corp.................................................................      225,775
                                                                                                      ----------
                                                                                                       1,101,200
                                                                                                      ----------

              ENERGY -- 3.6%
      5,700   Anadarko Petroleum Corp..............................................................      194,513
                                                                                                      ----------

              ENTERTAINMENT -- 0.9%
      1,300   SFX Entertainment, Inc.*.............................................................       47,044
                                                                                                      ----------

              FINANCIAL SERVICES -- 1.3%
      2,900   Countrywide Credit Industries, Inc...................................................       73,225
                                                                                                      ----------

              FOOD SERVICES -- 1.7%
      5,800   Bob Evans Farms, Inc.................................................................       89,537
                                                                                                      ----------

              HOTELS -- 0.4%
      9,800   Homestead Village, Inc.*.............................................................       20,825
                                                                                                      ----------

              INDUSTRIAL MATERIALS -- 1.5%
      1,650   W.W. Grainger, Inc...................................................................       78,891
                                                                                                      ----------

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999
                                  (CONCLUDED)

   SHARES                                                                                               VALUE
 ----------                                                                                           ----------
              COMMON STOCK (CONCLUDED)
              INSURANCE -- 12.0%
      3,000   ACE Ltd..............................................................................   $   50,063
      2,928   Conseco, Inc.........................................................................       52,338
      3,700   Everest Reinsurance Holdings, Inc....................................................       82,556
      2,850   PartnerRe Ltd........................................................................       92,447
      4,500   Protective Life Corp.................................................................      143,156
      1,800   RenaissanceRe Holdings Ltd...........................................................       73,575
      2,900   XL Capital Ltd.......................................................................      150,437
                                                                                                      ----------
                                                                                                         644,572
                                                                                                      ----------
              MACHINERY/ENGINEERING -- 2.9%
      3,450   Dover Corp...........................................................................      156,544
                                                                                                      ----------
              MANUFACTURING -- 7.2%
      6,100   Carlisle Cos., Inc...................................................................      219,600
      8,125   Crane Co.............................................................................      161,484
      1,806   Huttig Building Products, Inc........................................................        8,915
                                                                                                      ----------
                                                                                                         389,999
                                                                                                      ----------
              MEDIA/BROADCASTING -- 6.2%
      2,043   AMFM, Inc.*..........................................................................      159,865
      1,400   Emmis Communications Corp.*..........................................................      174,497
                                                                                                      ----------
                                                                                                         334,362
                                                                                                      ----------
              REAL ESTATE -- 4.5%
      9,500   ProLogis Trust.......................................................................      182,875
      4,700   Security Capital Group, Inc. (Class B)*..............................................       58,750
                                                                                                      ----------
                                                                                                         241,625
                                                                                                      ----------
              TEXTILES/APPAREL -- 1.0%
      3,500   Shaw Industries, Inc.................................................................       54,031
                                                                                                      ----------
              TRANSPORTATION -- 4.2%
      4,500   Air Express International Corp.......................................................      145,406
      2,000   C.H. Robinson Worldwide..............................................................       79,500
                                                                                                      ----------
                                                                                                         224,906
                                                                                                      ----------
              Total Common Stock (cost - $4,183,615)...............................................    4,777,130
                                                                                                      ----------

 PRINCIPAL
   AMOUNT
   (000)
 ----------
              U.S. GOVERNMENT AGENCY NOTES -- 12.6%
       $680   Federal Home Loan Bank Discount Notes,
                1.50%, 1/3/00 (cost - $679,943)....................................................      679,943
                                                                                                      ----------

              Total Investments (cost - $4,863,558)......................................      101.4%   5,457,073
              Liabilities in excess of other assets......................................       (1.4)     (75,140)
                                                                                           ---------   ----------
              Net Assets.................................................................      100.0%  $5,381,933
                                                                                           ---------   ----------
                                                                                           ---------   ----------

------------------
  *  Non-income producing security
ADR  --  American Depositary Receipt

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

ASSETS:
Investments, at value (cost - $4,863,558)...........................................................  $  5,457,073
Cash................................................................................................         4,545
Dividends receivable................................................................................         1,332
Other assets........................................................................................           518
                                                                                                      ------------
  Total Assets......................................................................................     5,463,468
                                                                                                      ------------

LIABILITIES:
Payable for investments purchased...................................................................        67,162
Accrued expenses....................................................................................        14,373
                                                                                                      ------------
  Total Liabilities.................................................................................        81,535
                                                                                                      ------------
  Net Assets........................................................................................  $  5,381,933
                                                                                                      ------------
                                                                                                      ------------

COMPOSITION OF NET ASSETS:
Beneficial interest shares of $0.01 par value (unlimited number authorized).........................  $      4,627
Paid-in-capital in excess of par....................................................................     4,627,543
Accumulated net realized gain on investments........................................................       156,248
Net unrealized appreciation on investments..........................................................       593,515
                                                                                                      ------------
  Net Assets........................................................................................  $  5,381,933
                                                                                                      ------------
                                                                                                      ------------
Shares outstanding..................................................................................       462,671
                                                                                                      ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE......................................        $11.63
                                                                                                            ------
                                                                                                            ------

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $255)................................................  $   43,649
  Interest............................................................................................      12,590
                                                                                                        ----------
     Total investment income..........................................................................      56,239
                                                                                                        ----------

EXPENSES:
  Investment advisory fees............................................................................      27,810
  Custodian fees......................................................................................      14,947
  Audit and tax service fees..........................................................................      12,112
  Transfer agent fees.................................................................................       3,016
  Reports to shareholders.............................................................................         543
  Trustees' fees and expenses.........................................................................         197
  Miscellaneous.......................................................................................       1,466
                                                                                                        ----------
     Total expenses...................................................................................      60,091
     Less: investment advisory fees waived............................................................     (24,246)
     Less: expense offset.............................................................................      (1,082)
                                                                                                        ----------
     Net expenses.....................................................................................      34,763
                                                                                                        ----------
       Net investment income..........................................................................      21,476
                                                                                                        ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments....................................................................     268,712
  Net change in unrealized appreciation/depreciation on investments...................................     582,994
                                                                                                        ----------
     Net realized and unrealized gain on investments..................................................     851,706
                                                                                                        ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................................................  $  873,182
                                                                                                        ----------
                                                                                                        ----------

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                 FOR THE PERIOD
                                                                              YEAR ENDED         FEBRUARY 9, 1998 *
                                                                            DECEMBER 31, 1999    TO DECEMBER 31, 1998
                                                                            -----------------    --------------------
OPERATIONS:
Net investment income....................................................      $    21,476            $    9,196
Net realized gain (loss) on investments..................................          268,712                (8,419)
Net change in unrealized appreciation/depreciation on investments........          582,994                10,521
                                                                               -----------            ----------
  Net increase in net assets resulting from operations...................          873,182                11,298
                                                                               -----------            ----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income....................................................          (21,476)               (9,196)
Net realized gains.......................................................         (104,145)                   --
                                                                               -----------            ----------
  Total dividends and distributions to shareholders......................         (125,621)               (9,196)
                                                                               -----------            ----------

SHARE TRANSACTIONS:

Net proceeds from the sale of shares.....................................        4,615,546             2,061,371
Reinvestment of dividends and distributions..............................          125,621                 4,411
Cost of shares redeemed..................................................       (1,991,819)             (182,860)
                                                                               -----------            ----------
  Net increase in net assets from share transactions.....................        2,749,348             1,882,922
                                                                               -----------            ----------
     Total increase in net assets........................................        3,496,909             1,885,024

NET ASSETS:

Beginning of period......................................................        1,885,024                    --
                                                                               -----------            ----------
End of period............................................................      $ 5,381,933            $1,885,024
                                                                               -----------            ----------
                                                                               -----------            ----------

SHARES ISSUED AND REDEEMED:

Issued...................................................................          462,769               211,535
Issued in reinvestment of dividends and distributions....................           10,801                   451
Redeemed.................................................................         (203,400)              (19,485)
                                                                               -----------            ----------
  Net increase...........................................................          270,170               192,501
                                                                               -----------            ----------
                                                                               -----------            ----------

------------------

* Commencement of operations

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS
     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                             FOR THE PERIOD
                                                                         YEAR ENDED          FEBRUARY 9, 1998 (1)
                                                                        DECEMBER 31, 1999    TO DECEMBER 31, 1998
                                                                        -----------------    --------------------
Net asset value, beginning of period.................................        $  9.79                $10.00
                                                                             -------                ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income..............................................           0.05                  0.05
  Net realized and unrealized gain (loss) on investments.............           2.07                 (0.21)
                                                                             -------                ------
     Total income (loss) from investment operations..................           2.12                 (0.16)
                                                                             -------                ------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income..............................................          (0.05)                (0.05)
  Net realized gains.................................................          (0.23)                   --
                                                                             -------                ------
     Total dividends and distributions to shareholders...............          (0.28)                (0.05)
                                                                             -------                ------
Net asset value, end of period.......................................        $ 11.63                $ 9.79
                                                                             -------                ------
                                                                             -------                ------
TOTAL RETURN (2).....................................................           21.6%                 (1.6)%
                                                                             -------                ------
                                                                             -------                ------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)....................................        $ 5,382                $1,885
Ratio of expenses to average net assets (4)(5).......................           1.03%                 1.05%(3)
Ratio of net investment income to average net assets (4)(5)..........           0.62%                 0.78%(3)
Portfolio Turnover...................................................            108%                   38%

------------------

(1) Commencement of operations

(2) Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.

(3) Annualized

(4) Inclusive of expenses offset by earnings credits from custodian bank (See 1G in Notes to Financial Statements).

(5) During the fiscal periods indicated above, the Adviser waived its fee and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratios of expenses to average net assets and the ratios of net investment income (loss) to average net assets would have been 1.70% and (0.05)%, respectively, for the year ended December 31, 1999, and 4.28% (annualized) and (2.45)%, (annualized), respectively, for the period February 9, 1998 (commencement of operations) to December 31, 1998.

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1999

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust ( the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $.01 par value. The Trust is comprised of: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio and the Mid Cap Portfolio (the "Portfolio"). OpCap Advisors (the "Adviser"), a subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

  (D) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or as a tax return of capital.

                             OCC ACCUMULATION TRUST
                               MID CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1999
                                  (CONCLUDED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

  (E) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (F) USE OF ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balanaces earn credits which reduce monthly custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

  (H) TRUSTEES' RETIREMENT PLAN

The Trustees have adopted a Retirement Plan (the "Plan") effective January 1, 1999. The Plan provides for payments upon retirement to independent Trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent Trustee must serve for a minimum of seven years (or such lessor period as may be approved by the Board of Trustees) to become eligible to receive benefits. For the year ended December 31, 1999, the Portfolio accrued $197 in connection with the retirement plan.

(2) INVESTMENT ADVISORY FEE

The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of 0.80% on the first $400 million, 0.75% on the next $400 million and 0.70% thereafter. The Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense to limit total operating expenses of the Portfolio to 1.00% of average net assets (net of any expense offset) on an annual basis.

(3) INVESTMENTS IN SECURITIES

For federal income tax purposes the cost of securities owned at December 31, 1999 was $4,959,016. Accordingly, net unrealized appreciation of investments of $498,057 was comprised of gross appreciation of $811,547 for those investments having an excess of value over cost and gross depreciation of $313,490 for those investments having an excess of cost over value.

For the year ended December 31, 1999, purchases and sales of investment securities, other than short-term securities, aggregated $5,572,828 and $3,482,285, respectively.

During the year ended December 31, 1999, the Portfolio utilized $737 of capital loss carryforwards.

(4) ACQUISITION OF INVESTMENT ADVISER

On October 31, 1999, PIMCO Advisors Holdings L.P. ("PAH"), its operating subsidiary, PIMCO Advisors L.P. ("PIMCO Advisors"), and Allianz AG ("Allianz") announced that they have reached a definitive agreement for Allianz, a German insurance company, to acquire majority ownership of PIMCO Advisors, including all of the interests held by PAH (the "Allianz Transaction"). For the Portfolio, the change of control as a result of the consummation of the Allianz Transaction (expected to close by the end of the first quarter of 2000) will result in the automatic termination of the current investment advisory agreement with OpCap Advisors, an indirect wholly-owned subsidiary of PIMCO Advisors. The Board of Trustees has approved a new agreement with OpCap Advisors to become effective upon consummation of the Allianz Transaction. The new agreement will be submitted for approval by the stockholders of the Portfolio.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of OCC Accumulation Trust--Mid Cap Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Mid Cap Portfolio (one of the portfolios of OCC Accumulation Trust, hereafter referred to as the "Portfolio") at December 31, 1999, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period February 9, 1998 (commencement of operations) through December 31, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 11, 2000

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

                             OCC ACCUMULATION TRUST
                          1345 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10105

TRUSTEES AND PRINCIPAL OFFICERS
Joseph M. LaMotta                 Trustee, President
V. Lee Barnes                     Trustee
Paul Y. Clinton                   Trustee
Thomas W. Courtney                Trustee
Lacy B. Herrmann                  Trustee
Theodore T. Mason                 Trustee
Steven Calabria                   Vice President
Bernard H. Garil                  Vice President
Mark F. Degenhart                 Vice President and Portfolio Manager
John C. Giusio, Jr.               Vice President
Richard J. Glasebrook, II         Vice President and Portfolio Manager
Colin Glinsman                    Vice President and Portfolio Manager
Louis Goldstein                   Vice President and Portfolio Manager
Benjamin D. Gutstein              Vice President and Portfolio Manager
Vikki Hanges                      Vice President and Portfolio Manager
Jeffrey J. Hughes                 Vice President
Timothy J. McCormack              Vice President and Portfolio Manager
Eric V. Retzlaff                  Vice President
James Sheldon                     Vice President and Portfolio Manager
Brian S. Shlissel                 Treasurer
Elliot M. Weiss                   Secretary
Maria Camacho                     Assistant Secretary

INVESTMENT ADVISER
OpCap Advisors
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of this Trust's prospectus.